Rule 10f-3 Transactions*
July 1, 2010 through September 30, 2010
Reported Transactions

1. The following 10f-3 transaction was effected for the RidgeWorth Investment Grade Tax Exempt Bond Fund,
RidgeWorth High Grade Municipal Fund
Issuer/Security: Jacksonville Water Sewer 5% due 10/1/39; 46613PYY6 Date of Purchase: 7/20/2010
Date Offering Commenced:  7/20/2010
Name of Broker/Dealer from Whom Purchased:  Wells Fargo
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Wells Fargo, Citigroup, JP Morgan, Barclays, Goldman, Morgan Stanley, BAML, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $4,160,840
Aggregate Principal Amount of Offering:  $217,300,000
Purchase Price:  $104.021
Commission/ Spread/ Profit:  .5%

2. The following 10f-3 transaction was effected for the RidgeWorth Mid Cap Value Fund
Issuer/Security:  Towers Watson; 891894107
Date of Purchase:  9/16/2010
Date Offering Commenced:  9/13/2010
Name of Broker/Dealer from Whom Purchased:  Goldman Sachs,
Merrill Lynch
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Citigroup, Robert Baird, Stifel Niclaus,
 SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  3,450,000
Aggregate Principal Amount of Offering:  196,840,000
Purchase Price:  $46.00
Commission/ Spread/ Profit:  $1.24

3. The following 10f-3 transaction was effected for the RidgeWorth Virginia Intermediate Fund
Issuer/Security:  Metropolitan Washington Airport Authority
 5% due 10/1/2029; 592646T29
Date of Purchase:  7/21/2010
Date Offering Commenced:  7/19/2010
Name of Broker/Dealer from Whom Purchased:  Barclays Capital
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: JP Morgan, Wells Fargo, Morgan Keegan, Citigroup, Loop Capital, Morgan Stanley, Seibert Brandford Shank, BAML, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $2,500,000
Aggregate Principal Amount of Offering:  $348,400,000
Purchase Price:  $105.208
Commission/ Spread/ Profit:  .5%

4. The following 10f-3 transaction was effected for the RidgeWorth Maryland Municipal Fund
Issuer/Security:  Georgia State Higher Education Facilities Authority
 4.75% due 6/15/41; 373511CP7
Date of Purchase:  8/2/2010
Date Offering Commenced:  7/30/2010
Name of Broker/Dealer from Whom Purchased:  Wells Fargo
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Wells Fargo, Citi, BAML, Baird, Barclays, Jefferies, Morgan Keegan, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $300,000
Aggregate Principal Amount of Offering:  $94,210,000
Purchase Price:  $99.034
Commission/ Spread/ Profit:  .5%


5. The following 10f-3 transaction was effected for the RidgeWorth North Carolina Tax-Exempt Bond Fund
Issuer/Security:  Raleigh Durham NC Airport Authority Revenue
5% due 5/1/2036; 751073HG5
Date of Purchase:  8/6/2010
Date Offering Commenced:  8/5/2010
Name of Broker/Dealer from Whom Purchased:  Barclays
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Barclays, BAML, Morgan Keegan,
Siebert Brandford Shank, Wells Fargo, Piper Jaffray, Citi,
SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $500,000
Aggregate Principal Amount of Offering:  $238,785,000
Purchase Price:  $104.917
Commission/ Spread/ Profit:  .5%

6. The following 10f-3 transaction was effected for the RidgeWorth Georgia Tax-Exempt Bond Fund
Issuer/Security:  Georgia State Higher Ed Facs Auth 5%
 due 6/15/38; 373511CL6
Date of Purchase:  8/2/10
Date Offering Commenced:  7/29/10
Name of Broker/Dealer from Whom Purchased:  Wells Fargo
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Wells Fargo, Citi, BAML, Baird, Barclays,
 Jefferies, Morgan Keegan, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $1,300,000
Aggregate Principal Amount of Offering:  $99,295,000
Purchase Price:  $101.547
Commission/ Spread/ Profit:  .5%

7. The following 10f-3 transaction was effected for the RidgeWorth Georgia Tax-Exempt Bond Fund
Issuer/Security:  Georgia State Higher Ed Facs Auth
 5% due 6/15/40; 373511CJ1
Date of Purchase:  8/2/10
Date Offering Commenced:  7/29/10
Name of Broker/Dealer from Whom Purchased:  Wells Fargo
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Wells Fargo, Citi, BAML, Baird, Barclays, Jefferies, Morgan Keegan, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $2,000,000
Aggregate Principal Amount of Offering:  $99,295,000
Purchase Price:  $100.147
Commission/ Spread/ Profit:  .5%

8. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund,
RidgeWorth Seix Floating Rate High Income Fund
Issuer/Security:  BE Aerospace 6.875% due 10/1/20; 055381AR8
Date of Purchase:  9/13/10
Date Offering Commenced:  9/13/10
Name of Broker/Dealer from Whom Purchased:  Credit Suisse
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Credit Suisse, JP Morgan, RBS, UBS, Wells Fargo, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $21,000,000
Aggregate Principal Amount of Offering:  $650,000,000
Purchase Price:  $99.104
Commission/ Spread/ Profit:  2%


9. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund, RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund,
RidgeWorth High Income Fund,
RidgeWorth Seix Floating Rate High Income Fund
Issuer/Security:  FTI Consulting 6.75% due 10/1/20; 302941AH2
Date of Purchase:  9/16/10
Date Offering Commenced:  9/16/10
Name of Broker/Dealer from Whom Purchased:  Bank of America
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Bank of America, Goldman, JP Morgan,
DB, Comerica, HSBC, KKR, PNC, RBS, Santander, Wells Fargo,
 SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $12,000,000
Aggregate Principal Amount of Offering:  $400,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  2%

10. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund
Issuer/Security:  NBTY 9% due 10/1/18; 628782AG9
Date of Purchase:  9/22/10
Date Offering Commenced:  9/22/10
Name of Broker/Dealer from Whom Purchased:  Bank of America
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Bank of America, Barclays, Credit Suisse, Mizuho, Rabo, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $7,500,000
Aggregate Principal Amount of Offering:  $650,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  2.5%

11. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund,
RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund Issuer/Security: Windstream 7.75% due 10/15/20; 97381WAM6
Date of Purchase:  9/22/10
Date Offering Commenced:  9/22/10
Name of Broker/Dealer from Whom Purchased:  Bank of America
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Bank of America, DB, Goldman,
Morgan Stanley, Barclays, Citigroup, BNP, Mitsubishi,
SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $10,000,000
Aggregate Principal Amount of Offering:  $500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  1.75%

12. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund,
RidgeWorth Seix Floating Rate High Income Fund
Issuer/Security: Energy Transfer Equity 7.5% due 10/15/20; 29273VAC4 Date of Purchase: 9/15/10
Date Offering Commenced:  9/15/10
Name of Broker/Dealer from Whom Purchased:  Credit Suisse
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Bank of America, Citigroup, Credit Suisse, Morgan Stanley, UBS, Wells Fargo, BNP, DB,
SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $80,000,000
Aggregate Principal Amount of Offering:  $1,800,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  1.51004%

13. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund
Issuer/Security:  UHS 7% due 10/1/18; 902730AA8
Date of Purchase:  9/15/10
Date Offering Commenced:  9/15/10
Name of Broker/Dealer from Whom Purchased:  JP Morgan
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: DB, JP Morgan, Credit Agricole, Mitsubishi, RBS, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $8,000,000
Aggregate Principal Amount of Offering:  $250,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  2%

14. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund,
RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund Issuer/Security: Fidelity 7.875% due 7/15/20; 31620MAC0
Date of Purchase:  7/8/10
Date Offering Commenced:  7/8/10
Name of Broker/Dealer from Whom Purchased:  Bank of America
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Bank of America, Goldman, JP Morgan, Wells Fargo, BNP, RBS, US Bank, Credit Agricole, ING, Mitsubishi, Mizuho, PNC, Scotia, TD Securities, SunTrust Robinson Humphrey Aggregate Principal Amount of Purchase: $10,000,000
Aggregate Principal Amount of Offering:  $600,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  1.75%

15. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund
Issuer/Security:  MWA 8.75% due 9/1/20; 624758AC2
Date of Purchase:  8/19/10
Date Offering Commenced:  8/19/10
Name of Broker/Dealer from Whom Purchased:  Bank of America
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Bank of America, Goldman, JP Morgan, Wells Fargo, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $9,000,000
Aggregate Principal Amount of Offering:  $225,000,000
Purchase Price:  $98.37
Commission/ Spread/ Profit:  2.006%

16. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund,
RidgeWorth Seix Floating Rate High Income Fund
Issuer/Security:  Chesapeake 6.625% due 8/15/20; 1651067CF2
Date of Purchase:  8/9/10
Date Offering Commenced:  8/9/10
Name of Broker/Dealer from Whom Purchased:  Credit Suisse
Name of Affiliated Dealer in Syndicate:  SunTrust Robinson Humphrey
Members of the Syndicate:  Bank of America, Barclays,
Credit Suisse, Morgan Stanley, Wells Fargo, BNP, Citi, Credit Agricole, DB, Goldman, RBS, UBS, BBVA, BMO, Bosc, Capital One, Comerica, Macquarie, Mitsubishi, Natixis, PNC, RBC, Scotia, TD, US Bancorp,
SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $35,000,000
Aggregate Principal Amount of Offering:  $1,400,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  1.625%
17. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund,
 RidgeWorth High Income Fund,
RidgeWorth Seix Floating Rate High Income Fund
Issuer/Security:  Fidelity 7.625% due 7/15/17; 31620MAA4
Date of Purchase:  7/8/10
Date Offering Commenced:  7/8/10
Name of Broker/Dealer from Whom Purchased:  Bank of America
Name of Affiliated Dealer in Syndicate:  SunTrust Robinson Humphrey
Members of the Syndicate:  Bank of America, Goldman, JP Morgan,
Wells Fargo, BNP, RBS, US Bank, Credit Agricole, ING, Mitsubishi,
Mizuho, PNC, Scotia, TD Securities, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $12,000,000
Aggregate Principal Amount of Offering:  $500,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  1.75%

18. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund,
RidgeWorth Seix Floating Rate High Income Fund
Issuer/Security:  Texas Industries 9.25% due 8/15/20; 882491AP8
Date of Purchase:  7/27/10
Date Offering Commenced:  7/27/10
Name of Broker/Dealer from Whom Purchased:  Bank of America
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Bank of America, Goldman, UBS, Wells Fargo,
 Capital One, Comerica, US Bancorp, SunTrust Robinson Humphrey Aggregate Principal Amount of Purchase: $25,000,000
Aggregate Principal Amount of Offering:  $650,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  1.75%

19. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund, RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund,
RidgeWorth High Income Fund
Issuer/Security:  Accuride 9.5% due 8/1/18; 00439TAD9
Date of Purchase:  7/22/10
Date Offering Commenced:  7/22/10
Name of Broker/Dealer from Whom Purchased:  Credit Suisse
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Credit Suisse, Deutsche Bank,
SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $9,000,000
Aggregate Principal Amount of Offering:  $600,000,000
Purchase Price:  $97.288
Commission/ Spread/ Profit:  2.5%

20. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund,
RidgeWorth Seix Floating Rate High Income Fund
Issuer/Security:  Windstream 8.125% due 9/1/18; 97381WAK0
Date of Purchase:  7/12/10
Date Offering Commenced:  7/12/10
Name of Broker/Dealer from Whom Purchased:  Bank of America
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: DB, Goldman, Morgan Stanley,
Barclays, Citigroup, BNP, Mitsubishi, SunTrust Robinson Humphrey Aggregate Principal Amount of Purchase: $15,000,000
Aggregate Principal Amount of Offering:  $400,000,000
Purchase Price:  $99.248
Commission/ Spread/ Profit:  1.75%

21. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund, RidgeWorth
Issuer/Security:  Whiting Petroleum 6.5% due 10/1/18; 966387AF9
Date of Purchase:  9/21/10
Date Offering Commenced:  9/21/10
Name of Broker/Dealer from Whom Purchased:  Bank of America
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Bank of America, JP Morgan, Wells Fargo, Barclays, BBVA, BNP, Bosc, Comerica, Credit Agricole, KeyBanc, Lloyds, Mitsubishi, Morgan Stanley, Raymond James, RBC, Scotia, US Bancorp, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $6,000,000
Aggregate Principal Amount of Offering:  $350,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  2%

22. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund,
 High Income Fund
Issuer/Security:  Gannett 7.125% due 9/1/18; 364725AU5
Date of Purchase:  9/23/10
Date Offering Commenced:  9/23/10
Name of Broker/Dealer from Whom Purchased:  JP Morgan
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Barclays, Citigroup, JP Morgan, Mitsubishi, Mizuho, US Bancorp, Comerica, Fifth Third, SunTrust Robinson Humphrey Aggregate Principal Amount of Purchase: $10,000,000
Aggregate Principal Amount of Offering:  $250,000,000
Purchase Price:  $98.527
Commission/ Spread/ Profit:  1.90%

23. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund
Issuer/Security:  Gannett 6.375% due 9/1/15; 364725AR2
Date of Purchase:  9/23/10
Date Offering Commenced:  9/23/10
Name of Broker/Dealer from Whom Purchased:  JP Morgan
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Barclays, Citigroup, JP Morgan, Mitsubishi, Mizuho, US Bancorp, Comerica, Fifth Third,
SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $10,000,000
Aggregate Principal Amount of Offering:  $250,000,000
Purchase Price:  $98.97
Commission/ Spread/ Profit:  1.90%

24. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund
Issuer/Security:  Lifepoint 6.625% due 10/1/20; 53219LAJ8
Date of Purchase:  9/20/10
Date Offering Commenced:  9/20/10
Name of Broker/Dealer from Whom Purchased:  Barclays
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Bank of America, Barclays, Citi, Goldman, Credit Agricole, Fifth Third, Morgan Keegan, RBC,
US Bancorp, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $15,000,000
Aggregate Principal Amount of Offering:  $400,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  2%

25. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund,
RidgeWorth Seix Floating Rate High Income Fund
Issuer/Security:  Proquest 9% due 10/15/18; 74347AAA2
Date of Purchase:  9/16/10
Date Offering Commenced:  9/16/10
Name of Broker/Dealer from Whom Purchased:  Morgan Stanley
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Bank of America, Jefferies,
Morgan Stanley, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $13,000,000
Aggregate Principal Amount of Offering:  $275,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  1.35%

26. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund,
RidgeWorth Seix Floating Rate High Income Fund
Issuer/Security:  Chesapeake  6.875% due 8/15/18; 1651067CE5
Date of Purchase:  8/9/10
Date Offering Commenced:  8/9/10
Name of Broker/Dealer from Whom Purchased:  Credit Suisse
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Bank of America, Barclays, Credit Suisse, Morgan Stanley, Wells Fargo, BNP, Citi, Credit Agricole, DB, Goldman, RBS, UBS, BBVA, BMO, Bosc, Capital One, Comerica, Macquarie, Mitsubishi, Natixis, Scotia, TD, US Bancorp, SunTrust Robinson Humphrey Aggregate Principal Amount of Purchase: $20,000,000
Aggregate Principal Amount of Offering:  $600,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  1.625%

27. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund, RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund,
RidgeWorth High Income Fund
Issuer/Security:  GTIV 11.5% due 9/1/18; 37247AAA0
Date of Purchase:  8/12/10
Date Offering Commenced:  8/11/10
Name of Broker/Dealer from Whom Purchased:  Barclays
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Bank of America, Barclays,
SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $5,000,000
Aggregate Principal Amount of Offering:  $625,000,000
Purchase Price:  $100.00
Commission/ Spread/ Profit:  2.006%

28. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund,
 RidgeWorth High Income Fund,
 RidgeWorth Seix Floating Rate  High Income Fund
Issuer/Security:  QEP 6.875% due 3/1/21; 74733VAA
Date of Purchase:  8/11/10
Date Offering Commenced:  8/11/10
Name of Broker/Dealer from Whom Purchased:  Deutsche Bank
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Bank of America,
BMO, DB, JP Morgan,
Wells Fargo, BBVA, Goldman, Mitsubishi,
RBS, SG Americas,
TD Securities, US Bancorp, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $5,000,000
Aggregate Principal Amount of Offering:  $625,000,000
Purchase Price:  $99.074
Commission/ Spread/ Profit:  1.25%

29. The following 10f-3 transaction was effected for the RidgeWorth Seix High Yield Fund, RidgeWorth High Income Fund,
RidgeWorth Seix Floating Rate  High Income Fund
Issuer/Security:  Citigroup 7.875%; 173080201
Date of Purchase:  9/30/10
Date Offering Commenced:  9/30/10
Name of Broker/Dealer from Whom Purchased:  Morgan Stanley
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Citigroup, Bank of America, JP Morgan, Morgan Stanley, UBS, Wells Fargo, Barclays, Commerz, Credit Suisse, Deutsche Bank, Goldman, HSBC, KKR, Lloyds, SunTrust Robinson Humphrey Aggregate Principal Amount of Purchase: $600,000
Aggregate Principal Amount of Offering:  $89,840,000
Purchase Price:  $25.00
Commission/ Spread/ Profit:  3.15%

30. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund
Issuer/Security:  Valeant 7% due 10/1/20; 91911XAM6
Date of Purchase:  9/21/10
Date Offering Commenced:  9/21/10
Name of Broker/Dealer from Whom Purchased:  Goldman Sachs
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Goldman Sachs, Jefferies, Morgan Stanley, Fifth Third, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $10,000,000
Aggregate Principal Amount of Offering:  $700,000,000
Purchase Price:  $99.375
Commission/ Spread/ Profit:  2.5%


31. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund,
RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund
Issuer/Security:  Valeant 6.75% due 10/1/17; 91911XAL8
Date of Purchase:  9/21/10
Date Offering Commenced:  9/21/10
Name of Broker/Dealer from Whom Purchased:  Goldman Sachs
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Goldman Sachs, Jefferies, Morgan Stanley, Fifth Third, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase:  $10,000,000
Aggregate Principal Amount of Offering:  $500,000,000
Purchase Price:  $99.50
Commission/ Spread/ Profit:  2.5%

Rule 10f-3 Transactions*
July 1, 2010 through September 30, 2010 Reported Transactions